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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02213

Castle Convertible Fund, Inc.
(Exact name of registrant as specified in charter)

111 Fifth Avenue New York, New York			10003
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 111 Fifth Avenue New York, New York 10003
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2008

ITEM 1.  REPORTS TO STOCKHOLDERS.

Castle Convertible Fund, Inc.

ANNUAL REPORT

October 31, 2008

Table Of Contents

CASTLE CONVERTIBLE FUND, INC.

Letter to Our Shareholders (Unaudited)	1

Fund Highlights (Unaudited)	7

Portfolio Summary (Unaudited)	7

Schedule of Investments	8

Statement of Assets and Liabilities	13

Statement of Operations	14

Statements of Changes in Net Assets	15

Financial Highlights	16

Notes to Financial Statements	18

Additional Information (Unaudited)	25

Dear Shareholders,  November 25, 2008

The last year in the markets has been as unreal and fantastic as something out of Lewis Carroll's Alice's Adventures in Wonderland. Much like our world today, Wonderland was a sometimes frightening and dangerous place, where nothing made sense and rules changed frequently. It's far too true these days that, as Lewis' protagonist would say, things have gotten curiouser and curiouser. And there are no signs that conditions will become less curious anytime soon. Although investors remain steeped in uncertainty, the situation has already achieved a level of historical significance in that online encyclopedia Wikipedia has an entry for it: "Global Financial Crisis of 2008."

Wikipedia marks the week of September 7, 2008, as the beginning, but we can trace the tumult back to late 2007, when the unraveling of the housing market appeared, at first, to be the bottom. Like a tumble down the rabbit hole, however, there was yet more room to fall. Alice's descent relates to our own. The hole, Lewis writes, "went straight on like a tunnel for some way, and then dipped suddenly down, so suddenly that Alice had not a moment to think about stopping herself before she found herself falling down what seemed to be a very deep well."

Indications that the subprime disaster was not the deepest part of the well appeared in the spring with the collapse of Bear Stearns. A deceptively quiet few months followed, and then in August, perhaps in an early sign of what broad distress was to come, consumer credit dropped for the first time since 1998, declining by $7.9 billion. According to the Federal Reserve, it was the biggest monthly drop in more than half a century.

The Queen's Croquet Ground

By summer's end, the country's major financial institutions appeared as though they had been playing croquet with the Queen of Hearts, successful in her infamous demand, "Off with their heads!" Lehman Brothers was bankrupt, Bank of America had taken over embattled Merrill Lynch, the FDIC seized Washington Mutual — the U.S.'s largest savings and loan — and the Fed approved the multibillion dollar bailouts of Fannie Mae, Freddie Mac, and AIG.

In an effort to put some kind of bandage on the U.S.'s worsening economic wound, Congress passed the controversial $700 billion Emergency Economic Stabilization Act of 2008 in early October. As the month pushed forward, however, we saw more evidence of just how low the markets were capable of going. With investors fixating on the threat of a recession, the markets reflected the uncertainty over whether or not we had hit a bottom; record-breaking drops and rises littered the month. In one five-day period in early October, the Dow Jones Industrial Averagei lost 1,400 points. The period was topped the very next week during which the Dow traversed 1,600 points, from a high of 9,794 to a low of about 8,197. The S&P 500 Indexii, swung considerably, too, posting its biggest gain since the 1930s on October 13 before plunging two days later as retailers reported their sharpest sales drop in three years. Our fiscal year may have finished at the end of the month, but the tumult didn't.

In early November, the U.S. underwent an executive regime change with the election of Barack Obama to the presidency. As we foretold, the election itself had a minimal impact on the economy. Instead, the U.S. — and global — markets for the rest of the month succumbed to their own mayhem. The economies of Germany and Japan were officially in recession (with the U.S. following in early December), an automotive industry rescue was in debate, controversy surrounded the way in which the funds from the financial bailout plan were to be dispersed, and stocks continued to plunge. On November 20, the S&P 500, down 49% for the year, had its lowest close since 1997, and the Dow and NASDAQiii were at 5 1/2–year closing lows. The Dow itself was down 50% from its all-time high set in October 2007. The very next week, the bailout of Citigroup, Inc. joined the lengthening agenda.

Who Stole the Tarts?

Taking a magnifying glass to the third quarter, U.S. GDP declined 0.3% in its worst showing since 2001, when it declined 1.4% in the third quarter. Though little consolation, the current decline, which followed a 2.8% increase posted in the second quarter, was less than the -0.5% analysts were predicting.

The primary contributor to GDP decline was the squeezing of the American consumer. Although the Consumer Staples sector within the S&P 500 was the only sector to produce positive returns during the quarter, Americans reigned in their spending after the impact of the government's tax rebates wore off, cutting back on purchases of cars, furniture, household appliances, clothes, and other items. Personal consumption expenditures were 3.1% lower than in the second quarter, following a 1.2% increase in the first quarter. Compounding matters, disposable income fell at an annual rate of 8.7% in the third quarter, the largest quarterly drop since 1947. And the Price Index for Gross Domestic Purchases increased 4.8% from the 4.2% increase posted in the second quarter. The unemployment rate rose from 6.1% to 6.5% in October and then to 6.7% in November, a 15-year high; analysts said it could hit 8% or higher in 2009.

Businesses also cut back sharply in the third quarter, slashing spending on equipment and software at a 5.5% pace — the most since the first quarter of 2002 when the economy was struggling to recover from the 2001 recession. In addition to cuts in equipment and software, other negative contributions came from residential fixed investment. Home builders, too, cut spending at a 19.1% pace, indicating the 11th straight quarterly cutback.

However, there were some brighter spots: federal government spending, exports, private inventory investment, nonresidential structures, and state and local government spending were all positive contributors while imports, which are negative for the GDP, decreased in the quarter.

Although they grew at a 5.9% pace, U.S. exports did slow from the second quarter's 12.3% growth rate, reflecting less demand from overseas buyers who were now dealing with their own economic troubles. One year ago, we could say that the global economy was functioning separately from the U.S. economy: still healthy, still humming. But international markets are now also under pressure. With European recession official and U.S. exports weaker, it has become clear that any stability beyond the U.S. has been seriously diluted. China, however, holds more sway than it has in a long time; it is the largest holder of U.S. Treasuries and its huge trade surplus has helped it accumulate more foreign-currency reserves than any other country.

A Mad Tea Party

Like the Mad Hatter's watch that told only the day of the month and not the time, watching the nearly hour-by-hour destruction of the financial services sector became far too painful. Although the tea party borne from the overconfidence in the credit and housing markets has now become significantly smaller, we may not have seen the end of the chaos in financial services. It has been and continues to be massively reshaped and while some have not survived and others have had opportunities radically altered, there are some that will likely emerge better companies; our analysts are actively searching for those companies — across all sectors.

Through the Looking Glass

Carroll's follow up to Alice's Adventures in Wonderland — Through the Looking-Glass, and What Alice Found There — contains one of the greatest nonsensical poems ever written: Jabberwocky, which contains lines such as, "All mimsy were the borogoves,/And the mome raths outgrabe."

Similarly, these are mimsy, nonsensical times. However, we still do not believe that the global financial system is in dire jeopardy. In fact, we could be nearing the bottom in the equity market. And with a bottom comes opportunity. At the moment, stocks are at their lowest valuations since the 1980s; comparatively, Treasury valuations are at an all-time high and home values are still above where they were in the 1990s.

The vast concern over when — and how hard — we will hit the bottom certainly falls in the category of "curiouser." Growth may continue to be depressed in the near future, but we believe there is hope for a gradual recovery in 2009. Historically, the market has found the bottom and begun to rebound six to nine months ahead of an official recovery. Surveys of economists suggest the current recession will last throughout 2009, which, if the stock market follows a historical looking glass, would suggest it would bottom out in mid-2009. This estimate also — and perhaps too nicely — matches the 20-month average duration of bear markets since 1937, putting a similar stake in the ground for the bottom of this bear market at June of 2009. Unfortunately, these are only averages, meant, like records, to be broken. We have already, for example, fallen well below the average bear market decline (again since 1937) of roughly 34% with an S&P 500 decline of more than 44% as of this writing.

This year, high-quality companies with higher expected growth rates — the kinds of companies in which Alger invests — were punished by the market. Next year, our investment firm enters its 45th year in business. We have weathered many times of frightening uncertainty often coupled with deep bear markets. In each of those periods, Alger investment professionals have remained true, focused, and disciplined in executing upon our investment philosophy and process and on seeking out stock opportunities where others "fold" or "flee." We are confident now that, as in past bear markets, our discipline will allow us to fully participate in the upside of growth stocks when the markets once again reward high-quality, high-growth companies.

Why? At Alger, we think these difficult times favor our style of investing, which seeks out high-growth, high-quality companies. Specifically, by analyzing companies' financials and looking for "high quality," we are looking for companies with strong balance sheets, strong market positions, strong management teams — the ingredients that help any company prosper in good times and endure difficult ones. Further, to focus on "high-growth" companies might seem odd in a period when most companies are finding it difficult to even hold course. But, to this end, our sector analysts focus on identifying companies that — after this recession and over the longer term — we believe will be the market-share gainers, the shareholder-value generators, and the creators of new products and services in their sectors despite the recession. While, at present, all companies are focused on cost-cutting and tiptoeing through the madness of this recession, it is never more true than during times of recession that the strongest companies plant the seeds for higher future growth and, we believe, production of superior investment results for their shareholders.

Alice's Adventures in Wonderland was a knowing children's tale, an allegory meant to entertain the youngest generations and help them navigate the absurdities of an adult world. In the end, Alice woke up — a luxury that we, unfortunately, do not have. What we do have are defining principles and processes, expertise, and experience that have carried us through and will continue to enable us to guide our investors to a successful tomorrow. Like Alice in Wonderland, we've been thrust into a bizarre world. But Carroll also wrote Through the Looking-Glass, an almost equally as successful sequel to his famous story; now, we are eagerly awaiting the sequel to ours.

Respectfully submitted,

Daniel C. Chung

Chief Investment Officer

Portfolio Matters

In the third quarter, the tumultuous ride that is the U.S. Convertible market picked up speed from the second quarter as losses accelerated on the heels of the deleveraging of the global financial system and a ban on short-selling in the Financials sector. After somewhat picking up the pieces in August, the market was rocked by the decision to let Lehman Brothers declare bankruptcy in September. What followed was a period of forced liquidation of Lehman's balance sheet, convertible holdings put up as collateral versus repurchase agreements with Lehman Brothers being sold at fire-sale levels, and a ban on short-selling forcing convertible arbitrage strategies to unwind risk that took an unprecedented toll on the market. October alone retreated by nearly 18%, the worst period on record, and this followed up September being down almost 15%. Year-to-date, the convertible market has returned -35.20% versus -32.84% for the S&P 500.

The convertible market used to provide a buffer from the downside of equity markets: if the market fell significantly, the volatility would expand, increasing the value of the option in conjunction with the premium expansion — that is, what an investor would pay to own the bond versus the common stock. What has occurred over the last several months is that, on top of credit spreads widening to record levels, implied volatility massively lagged the 90-day realized volatility. Bond floors for many of the non-investment-grade credits no longer held as equities plummeted, bond premiums leaked, and the out-of-the-money call option became worthless.

i  The Dow Jones Industrial Average is an index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. It is frequently used as a general measure of stock market performance.

ii  Standard & Poor's 500 Index is an index of the 500 largest and most profitable companies in the United States.

iii  The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S.-based securities listed on the Nasdaq stock market.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes. This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless proceeded or accompanied by an effective prospectus for the Fund.

The performance data quoted represents past performance, which is not an indication or guarantee of future results. Standard performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

The views and opinions of the Fund's management in this report are as of the date of the Shareholders letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate.

Securities mentioned, if any, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a portfolio. Please refer to the Schedule of Investments that is included in this report for a complete list of fund holdings as of October 31, 2008. Securities mentioned in the Shareholders letter, if not found in the Schedule of Investments, may have been held by the Fund during the Fund's fiscal year.

A Word About Risk

Investing in the market involves gains and losses and may not be suitable for all investors. Fixed-income securities may decline in value in the event of an issuer's failing credit rating or actual default, and they are sensitive to interest rate movements; their market values tend to fall when rates rise.

Before investing, carefully consider a fund's investment objective, risks, charges, and expenses.

Fred Alger & Company, Incorporated, Distributor. Member NYSE, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

PERFORMANCE COMPARISON

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
As of 10/31/08	(32.49%)	(0.95%)	2.20%
As of 9/30/08	(18.07%)	3.71%	4.59%

Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or the deduction of any taxes that a shareholder would owe on Fund distributions.

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the sale of fund shares. Investment return and principal will fluctuate and the Fund's shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

PORTFOLIO SUMMARY*

October 31, 2008 (Unaudited)

SECTORS	VALUE%
Consumer Discretionary	4.0%
Consumer Staples	8.8%
Energy	6.8%
Financials	23.1%
Health Care	12.1%
Industrials	11.1%
Information Technology	7.4%
Materials	1.5%
Telecommunication Services	3.0%
Utilities	4.8%
Cash and Net Other Assets	17.4%
100.0%

* Based on Net Assets.

CASTLE CONVERTIBLE FUND, INC.

SCHEDULE OF INVESTMENTS October 31, 2008

CORPORATE CONVERTIBLE BONDS—49.5%	PRINCIPAL AMOUNT	VALUE
BIOTECHNOLOGY—2.3%
Amgen Inc., 0.38%, 2/1/13	$750,000	$665,625
Dendreon Corp., 4.75%, 6/15/14(a)	250,000	111,562
		777,187
BREWERS—1.4%
Molson Coors Brewing Co., 2.50%, 7/30/13	500,000	458,750
BROADCASTING & CABLE TV—1.0%
Liberty Media LLC, 3.50%, 1/15/31	1,118,735	335,620
COAL & CONSUMABLE FUELS—1.1%
USEC Inc., 3.00%, 10/1/14	1,000,000	383,750
COMPUTER & ELECTRONICS RETAIL—.5%
RadioShack Corp., 2.50%, 8/1/13(a)	250,000	173,125
COMPUTER STORAGE & PERIPHERALS—1.0%
NetApp Inc., 1.75%, 6/1/13(a)	500,000	331,875
CONSTRUCTION & ENGINEERING—2.9%
Quanta Services Inc., 3.75%, 4/30/26(a)	1,000,000	973,750
DATA PROCESSING & OUTSOURCED SERVICES—.5%
VeriFone Holdings Inc., 2.13%, 6/15/12(a)	250,000	159,375
DISTILLERS & VINTNERS—1.7%
Central European Distribution Corp., 3.00%, 3/15/13	1,000,000	586,250
ELECTRICAL COMPONENTS & EQUIPMENT—3.1%
China Sunergy Co., Ltd., 4.75%, 6/15/13(a)	1,000,000	408,290
Energy Conversion Devices Inc., 3.00%, 6/15/13	350,000	176,750
General Cable Corp., 1.00%, 10/15/12	500,000	253,750
JA Solar Holdings Co., Ltd., 4.50%, 5/15/13	655,000	203,868
		1,042,658
ELECTRONIC EQUIPMENT MANUFACTURERS—1.6%
L-1 Identity Solutions Inc., 3.75%, 5/15/27(a)	1,000,000	535,000
ENVIRONMENTAL & FACILITIES SERVICES—2.5%
Covanta Holding Corp., 1.00%, 2/1/27	1,000,000	831,250
FOOD RETAIL—3.1%
Great Atlantic & Pacific Tea Co., 5.13%, 6/15/11	1,500,000	1,040,625
FOOTWEAR—1.5%
Iconix Brand Group Inc., 1.88%, 6/30/12	1,000,000	505,000
HEALTH CARE EQUIPMENT—3.2%
China Medical Technologies Inc., 4.00%, 8/15/13	1,000,000	528,750
Insulet Corp., 5.37%, 6/15/13(a)	1,000,000	537,200
		1,065,950

CASTLE CONVERTIBLE FUND, INC.

SCHEDULE OF INVESTMENTS (Continued) October 31, 2008

CORPORATE CONVERTIBLE BONDS—(CONT.)	PRINCIPAL AMOUNT	VALUE
HEALTH CARE SUPPLIES—1.1%
Power Medical Interventions Inc., 7.00%, 10/31/10	$1,200,000	$384,000
INTEGRATED TELECOMMUNICATION SERVICES—.8%
Virgin Media Inc., 6.50%, 11/15/16(a)	500,000	262,500
INTERNET SOFTWARE & SERVICES—2.0%
VeriSign Inc., 3.25%, 8/15/37(a)	1,000,000	683,750
INVESTMENT BANKING & BROKERAGE—.8%
General Cable Corp., 1.00%, 10/15/12(a)	500,000	253,750
LIFE & HEALTH INSURANCE—1.4%
Prudential Financial Inc., 1.19%, 12/15/37	500,000	455,650
OFFICE REITS—1.1%
Boston Properties LP, 2.88%, 2/15/37	500,000	378,750
OIL & GAS EQUIPMENT & SERVICES—.6%
Bristow Group Inc., 3.00%, 6/15/38	250,000	186,250
OIL & GAS EXPLORATION & PRODUCTION—1.1%
Penn Virginia Corp., 4.50%, 11/15/12	500,000	371,250
OIL & GAS REFINING & MARKETING—1.0%
St. Mary Land & Exploration Co., 3.50%, 4/1/27	500,000	345,625
PHARMACEUTICALS—4.0%
Mylan Inc., 3.75%, 9/15/15(a)	500,000	384,375
Wyeth, 2.62%, 1/15/24	1,000,000	961,500
		1,345,875
RETAIL REITS—1.6%
Developers Diversified Realty Corp., 3.50%, 8/15/11(a)	1,000,000	550,000
SEMICONDUCTORS—2.3%
Microchip Technology Inc., 2.13%, 12/15/37(a)	1,000,000	765,000
SPECIALIZED REITS—2.8%
Rayonier TRS Holdings Inc., 3.75%, 10/15/12(a)	1,250,000	942,188
SPECIALTY CHEMICALS—1.5%
Flotek Industries Inc., 5.25%, 2/15/28	1,000,000	502,500
TOTAL CORPORATE CONVERTIBLE BONDS (Cost $26,658,265)		16,627,253

CASTLE CONVERTIBLE FUND, INC.

SCHEDULE OF INVESTMENTS (Continued) October 31, 2008

CONVERTIBLE PREFERRED SECURITIES—4.1%	SHARES	VALUE
OIL & GAS EXPLORATION & PRODUCTION—2.0%
Chesapeake Energy Corp., Pfd, 5.00%, 12/31/49	10,000	$680,000
OTHER DIVERSIFIED FINANCIAL SERVICES—2.1%
Bank of America Corp., Pfd, 7.25%, 12/31/49	1,000	700,000
TOTAL CONVERTIBLE PREFERRED SECURITIES (Cost $2,072,500)		1,380,000
MANDATORY CONVERTIBLE SECURITIES—7.2%
AGRICULTURAL PRODUCTS—2.6%
Archer-Daniels-Midland Co., 6.25%, 6/1/11(b)	30,000	861,000
ELECTRIC UTILITIES—.7%
Entergy Corp., 7.63%, 2/17/09(b)	5,000	235,200
HOUSEHOLD APPLIANCES—.9%
Stanley Works/The, 5.13%, 5/17/12(b)	500	316,375
PROPERTY & CASUALTY INSURANCE—1.5%
Alleghany Corp., 5.75%, 6/15/09(b)	2,000	499,271
REINSURANCE—1.5%
IPC Holdings Ltd., 7.25%, 11/15/08(b)	20,000	518,188
TOTAL MANDATORY CONVERTIBLE SECURITIES (Cost $3,304,200)		2,430,034
PREFERRED SECURITIES—15.4%
DIVERSIFIED BANKS—1.8%
HSBC Holdings PLC, 8.13%, 4/15/13	10,000	230,000
Wells Fargo Capital XIV, 8.63%, 9/14/68	15,000	375,600
		605,600
ELECTRIC UTILITIES—.7%
PPL Capital Funding Inc., 6.85%, 7/1/47	10,000	237,700
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—1.4%
Constellation Energy Group Inc., 8.63%, 6/15/63	20,000	451,800
OFFICE REITS—2.5%
Digital Realty Trust Inc., 5.50%, 12/31/49	40,000	822,500
OFFICE SERVICES & SUPPLIES—2.0%
Avery Dennison Corp., 7.88%, 11/15/20	20,000	680,600

CASTLE CONVERTIBLE FUND, INC.

SCHEDULE OF INVESTMENTS (Continued) October 31, 2008

PREFERRED SECURITIES—(CONT.)	SHARES	VALUE
OTHER DIVERSIFIED FINANCIAL SERVICES—4.1%
Bank of America Corp., 8.20%, 5/1/13	10,000	$230,000
Barclays Bank PLC, 8.13%, 6/15/13	20,000	322,400
Citigroup Inc., 8.13%, 2/15/18	20,000	337,000
JPMorgan Chase & Co., 8.63%, 9/1/13	20,000	498,000
		1,387,400
REGIONAL BANKS—.7%
BB&T Capital Trust V, 8.95%, 9/15/63	10,000	242,300
WIRELESS TELECOMMUNICATION SERVICES—2.2%
Crown Castle International Corp., 6.25%, 8/15/12	20,000	748,750
TOTAL PREFERRED SECURITIES (Cost $6,543,500)		5,176,650
COMMON STOCKS—6.4%
ELECTRIC UTILITIES—2.1%
Entergy Corp.	9,000	702,450
INDUSTRIAL CONGLOMERATES—.6%
General Electric Co.	10,000	195,100
OIL & GAS STORAGE & TRANSPORTATION—1.0%
Inergy LP	15,000	321,750
OTHER DIVERSIFIED FINANCIAL SERVICES—1.2%
JPMorgan Chase & Co.	10,000	412,500
PACKAGED FOODS & MEATS
General Mills Inc.	1	68
PHARMACEUTICALS—1.5%
GlaxoSmithKline PLC#	13,000	503,100
PRECIOUS METALS & MINERALS
Hecla Mining Co.*	1,546	3,850
TOTAL COMMON STOCKS (Cost $2,158,487)		2,138,818

CASTLE CONVERTIBLE FUND, INC.

SCHEDULE OF INVESTMENTS (Continued) October 31, 2008

SHORT-TERM INVESTMENTS—16.7%	PRINCIPAL AMOUNT	VALUE
TIME DEPOSITS
Brown Brothers Harriman Cayman, .96%, 11/3/08	$1,698,355	$1,698,355
HSBC Bank USA, Grand Cayman, .96%, 11/3/08	1,300,000	1,300,000
JP Morgan Chase London, .96%, 11/3/08	1,300,000	1,300,000
Wells Fargo Grand Cayman, .96%, 11/3/08	1,300,000	1,300,000
TOTAL TIME DEPOSITS (Cost $5,598,355)		5,598,355
Total Investments (Cost $46,335,307)(c)	99.3%	33,351,110
Other Assets in Excess of Liabilities	0.7	246,895
NET ASSETS	100.0%	$33,598,005

  *  Non-income producing securities.

  #  American Depositary Receipts.

(a)  Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers. These securities are deemed to be liquid and represent 21% of the net assets of the fund.

(b)  These securities are required to be converted on the date listed; they generally may be converted prior to this date at the option of the holder.

(c)  At October 31, 2008, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $47,188,441 amounted to $13,837,331 which consisted of aggregate gross unrealized appreciation of $258,942 and aggregate gross unrealized depreciation of $14,096,273.

See Notes to Financial Statements.

CASTLE CONVERTIBLE FUND, INC.

Statement of Assets and Liabilities October 31, 2008

ASSETS:
Investments in securities, at value (cost $46,335,307) see accompanying schedule of investments	$33,351,110
Receivable for investment securities sold	100
Dividends and interest receivable	314,671
Prepaid Expenses	56,643
Total Assets	33,722,524
LIABILITES:
Accrued advisory fees	29,809
Trustees' fees payable	802
Accrued expenses	93,908
Total Liabilites	124,519
NET ASSETS	$33,598,005
NET ASSETS CONSIST OF:
Paid in capital	$53,985,346
Undistributed net investment income (accumulated loss)	(625,532)
Undistributed net realized gain (accumulated loss)	(6,777,612)
Net unrealized appreciation (depreciation) of investments	(12,984,197)
NET ASSETS	$33,598,005
Net Asset Value Per Share	$15.03
SHARES OUTSTANDING—NOTE 6	2,236,000

See Notes to Financial Statements.

CASTLE CONVERTIBLE FUND, INC.

Statement of Operations

For the year ended October 31, 2008

INVESTMENT INCOME:
Dividends (net of $3,600 of foreign withholding taxes)	$961,622
Interest	1,011,811
Total Income	1,973,433
EXPENSES:
Investment advisory fees—Note 2(a)	396,849
Directors fees	13,037
Custodian fees	12,954
Transfer agent fees—Note 2(b)	19,256
Professional fees	81,970
Administrative fees	18,000
Miscellaneous fees	127,607
Total Expenses	669,673
NET INVESTMENT INCOME	1,303,760
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments	(6,191,187)
Net change in unrealized appreciation (depreciation) on investments	(19,275,555)
Net realized and unrealized loss on investments	(25,466,742)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(24,162,982)

See Notes to Financial Statements.

CASTLE CONVERTIBLE FUND, INC.

Statements of Changes in Net Assets

	For the Year Ended October 31, 2008	For the Year Ended October 31, 2007
Net investment income	$1,303,760	$1,582,727
Net realized gain (loss) on investments	(6,191,187)	4,441,890
Net change in unrealized appreciation (depreciation) on investments	(19,275,555)	(853,420)
Net increase (decrease) in net assets resulting from operations	(24,162,982)	5,171,197
Dividends and distributions to shareholders from:
Net investment income	(1,909,484)	(2,587,052)
Net realized gains	(3,953,248)	(2,533,388)
Total dividends and distributions	(5,862,732)	(5,120,440)
Total increase (decrease) in net assets	(30,025,714)	50,757
Net Assets:
Beginning of year	63,623,719	63,572,962
END OF YEAR	$33,598,005	$63,623,719

See Notes to Financial Statements.

CASTLE CONVERTIBLE FUND, INC.

Financial Highlights for a share outstanding throughout the year

	For the Year Ended October 31, 2008	For the Year Ended October 31, 2007	For the Year Ended October 31, 2006
Net asset value, beginning of year	$28.45	$28.43	$26.67
Net investment income	0.58	0.70	0.66
Net realized and unrealized gain (loss) on investments	(11.38)	1.61	2.22
Total from investment operations	(10.80)	2.31	2.88
Dividends from net investment income	(0.85)	(1.16)	(1.12)
Distributions from net realized gains	(1.77)	(1.13)	—
Total distributions	(2.62)	(2.29)	(1.12)
Net asset value, end of year	$15.03	$28.45	$28.43
Market value, end of period	$14.74	$24.50	$24.83
Total return based on NAV	(40.72%)	9.35%	11.81%
Total return based on market value per share	(32.49%)	7.81%	15.70%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000's omitted)	$33,598	$63,624	$63,573
Ratio of expenses to average net assets	1.27%	1.09%	1.20%
Ratio of net investment income to average net assets	2.46%	2.51%	2.41%
Portfolio turnover rate	98.38%	134.32%	96.37%

Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or the deduction of any taxes that a shareholder would owe on Fund distributions.

See Notes to Financial Statements.

	For the Year Ended October 31, 2005	For the Year Ended October 31, 2004
Net asset value, beginning of year	$25.73	$24.62
Net investment income	0.79	0.86
Net realized and unrealized gain (loss) on investments	1.23	1.27
Total from investment operations	2.02	2.13
Dividends from net investment income	(1.08)	(1.02)
Distributions from net realized gains	—	—
Total distributions	(1.08)	(1.02)
Net asset value, end of year	$26.67	$25.73
Market value, end of period	$22.51	$22.90
Total return based on NAV	8.51%	9.21%
Total return based on market value per share	2.91%	10.06%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000's omitted)	$59,625	$57,542
Ratio of expenses to average net assets	1.11%	1.11%
Ratio of net investment income to average net assets	2.99%	3.37%
Portfolio turnover rate	58.54%	26.29%

CASTLE CONVERTIBLE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — Summary of Significant Accounting Policies:

Castle Convertible Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, closed-end management investment company. The Fund's investment adviser is Fred Alger Management, Inc. (the "Adviser").

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(a) Investment Valuation: Investments in securities are valued at 4:00 p.m. Eastern time. Securities for which such information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, securities are valued at a price between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to policies established by the Board of Directors. Short-term investments are valued at amortized cost which approximates market value.

Recent Accounting Pronouncements

Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157) defines fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures

CASTLE CONVERTIBLE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statements and related disclosures.

(b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(c) Dividends to Shareholders: Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from, or in excess of net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist.

Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of certain debt instruments. The reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

(d) Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including net realized capital gains, to its shareholders. Therefore, no federal income tax provision is required.

(e) Indemnification: The Fund enters into contracts that contain a variety of indemnification provisions. The Fund's maximum exposure under these arrangements is unknown. The Fund does not anticipate recognizing any loss related to these arrangements.

(f) Other: These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

CASTLE CONVERTIBLE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 2 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by the Fund, pursuant to the provisions of an Investment Advisory Contract (the "Contract") with Fred Alger Management, Inc. ("Alger Management" or the "Adviser"), are payable monthly and computed at an annual rate of .75% based on the Fund's average weekly net asset value.

The Contract further provides that if in any fiscal year the aggregate expenses of the Fund (excluding interest, brokerage commissions, taxes and extraordinary expenses) should exceed 1.5% of the first $30 million of average net assets and 1.0% of the average net assets of the Fund over $30 million, the Adviser will reimburse the Fund for such excess expenses. For the year ended October 31, 2008, no reimbursement was required pursuant to the Contract. For the year ended October 31, 2008, the total investment advisory fee charged to the Fund amounted to $396,849, and the Adviser received $18,000 for administrative services supplied to the Fund.

(b) Shareholder Administrative Servicing Fees: The Fund has entered into a shareholder administrative services agreement with Alger Management, to compensate Alger Management on a per account basis for its liaison and administrative oversight of transfer agent and related services. During the year ended October 31, 2008, the Fund incurred fees of $1,964 for these services provided by Alger Management.

(c) Directors' Fees: The Fund pays each director who is not affiliated with the Adviser or its affiliates $500 for each meeting attended, to a maximum of $2,000 per annum. The Chairman of the Board of Directors receives an additional annual fee of $10,000 which is paid, pro rata, by all funds managed by the Adviser. Additionally, each member of the audit committee receives an additional $50 for each audit committee meeting attended, to a maximum of $200 per annum.

(d) Other Transactions With Affiliates: Certain directors and officers of the Fund are directors and officers of Alger Management and its affiliates. At October 31, 2008, the Adviser and its affiliates owned 454,137 shares of the Fund.

NOTE 3 — Securities Transactions:

During the year ended October 31, 2008, purchases and sales of investment securities, excluding short-term securities, aggregated $50,492,992 and $58,679,137, respectively.

CASTLE CONVERTIBLE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 4 — Tax Character of Distributions:

The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007 were as follows:

	Year Ended October 31, 2008	Year Ended October 31, 2007
Distributions paid from:
Ordinary income	$2,913,448	$2,692,144
Long-term capital gain	2,949,284	2,428,296
Total distributions paid	$5,862,732	$5,120,440

As of October 31, 2008 the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$226,385
Undistributed long-term gain	—
Unrealized appreciation	$(13,837,331)

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and tax treatment of certain debt obligations.

At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $6,776,395 which expires in 2016. This amount may be applied against future net realized gains until the earlier of its utilization or expiration.

NOTE 5 — Litigation:

Alger Management has responded to inquiries, document requests and/or subpoenas from various regulatory authorities, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading." On October 11, 2006, Alger Management, Alger Inc. and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General ("NYAG"). On January 18, 2007 the Securities and Exchange Commission issued an order implementing settlements reached with Alger Management and Alger Inc. As part of the settlements with the Commission and the NYAG, without admitting or denying liability, the firms paid $30 million to reimburse fund shareholders and a fine of $10 million; and agreed to certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. Alger Management has advised the Funds that the settlement has not adversely affected the operations of Alger Management, Alger Inc. or their affiliates, or adversely affect their ability to continue to provide services to the Funds.

On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC") in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing concluded that Alger Management and Alger Inc. had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered Alger Management and Alger

CASTLE CONVERTIBLE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

Inc. to cease and desist from further violations of the WVUSA by engaging in the market-timing related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with Alger Management were served with similar orders. Alger Management and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including Alger Management, certain mutual funds managed by Alger Management (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases — a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") — were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court, but such lawsuit has since been withdrawn.

The Derivative Complaint (which was later amended a second time) alleged (i) violations, by Alger Management and, depending on the specific offense alleged, by Alger Inc., and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940, as amended, (the "1940 Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, as amended, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by Alger Management, Alger Inc., their affiliates, the funds named as defendants, including the Funds, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, as amended, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, as amended, (the "1934 Act"), and Section 34(b) of the Investment Company Act, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed.

As a result of a series of court orders, all claims in the Class Action Complaint and the Derivative Complaint have been dismissed, other than claims under the 1934 Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc., and certain present and former members of the senior

CASTLE CONVERTIBLE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

management of Alger Management and/or Alger Inc., and claims under Section 36(b) of the Investment Company Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc.

The class and derivative suits have been settled in principle, but such settlement is subject to court approval.

NOTE 6 — Subsequent Event:

On May 13, 2008, Castle Convertible Fund, Inc. announced approval by the Fund's Board of Directors of a plan to reorganize the closed-end fund into a newly formed open-end mutual fund that pursues the same objectives as the Fund. The new offering will be a series of The Alger Funds, also managed by Fred Alger Management, Inc., and will be named "Alger Convertible Fund." The reorganization was approved by the Fund's shareholders on October 22, 2008. The transfer is anticipated to be completed on January 9, 2009.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Directors of Castle Convertible Fund, Inc:

We have audited the accompanying statement of assets and liabilities of Castle Convertible Fund, Inc. (the "Fund"), including the schedule of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of Castle Convertible Fund, Inc. at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

December 16, 2008
New York, N.Y.

CASTLE CONVERTIBLE FUND, INC.

ADDITIONAL INFORMATION (Unaudited)

Directors and Officers of the Fund (Unaudited)

Information about the Directors and officers of the Fund is set forth below. In the table the term "Alger Fund Complex" refers to the Fund, The Alger Funds, The Alger American Fund, The Alger Institutional Funds, Alger China-U.S. Growth Fund and The Alger Funds II, each of which is a registered investment company managed by Fred Alger Management, Inc. ("Alger Management"). Each Director serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer's term of office is one year. Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.

Name, Age, Position with the Fund and Address	Principal Occupations	Director and/or Officer Since	Number of Portfolios in the Fund Complex which are Overseen by Director
INTERESTED DIRECTOR

Hilary M. Alger, CFA (47)	Director of Development, Pennsylvania Ballet since 2004; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999–2003.	2003	27

NON-INTERESTED DIRECTORS

Charles F. Baird, Jr. (55)	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2000	27

Roger P. Cheever (63)	Senior Associate Dean of Development, Harvard University. Formerly Deputy Director of the Harvard College Fund.	2000	27

Lester L. Colbert, Jr. (74)	Private investor since 1988. Formerly, Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	1974	27

Stephen E. O'Neil (76)	Attorney; Private investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1973	27

CASTLE CONVERTIBLE FUND, INC.

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Age, Position with the Fund and Address	Principal Occupations	Director and/or Officer Since	Number of Portfolios in the Fund Complex which are Overseen by Director
NON-INTERESTED DIRECTORS (Continued)

David Rosenberg (46)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	27

Nathan E. Saint-Amand, M.D. (70)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988. Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1986	27

OFFICERS

Dan C. Chung (46) President	President since September 2003 and Chief Investment Officer and Director since 2001 of Alger Management; President since 2003 and Director since 2001 of Alger Associates, Fred Alger International Advisory S.A. (Director since 2003) and Analysts Resources, Inc. ("ARI"). Formerly, Director of the Fund from 2001–2006.	2001	N/A

Hal Liebes (44) Secretary	Executive Vice President, Director, Chief Legal Officer, Chief Operating Officer, and Secretary of Fred Alger & Company, Incorporated and Alger Management; Director since 2006 of Alger Associates, and ARI. Formerly Chief Compliance Officer of AMVESCAP PLC from 2004–2005; U.S. General Counsel from 1994–2002 and Global General Counsel from 2002–2004 of Credit Suisse Asset Management.	2005	N/A

Michael D. Martins (43) Treasurer	Senior Vice President of Alger Management; Assistant Treasurer from 2005 to 2006 of the Fund. Formerly Vice President, Brown Brothers Harriman & Co. from 1997–2004.	2005	N/A

CASTLE CONVERTIBLE FUND, INC.

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Age, Position with the Fund and Address	Principal Occupations	Director and/or Officer Since	Number of Portfolios in the Fund Complex which are Overseen by Director
OFFICERS (Continued)

Lisa A. Moss (43) Assistant Secretary	Vice President and Assistant General Counsel of Alger Management since June 2006. Formerly, Director of Merrill Lynch Investment Managers, L.P. from 2005–2006; Assistant General Counsel of AIM Management, Inc. from 1995–2005.	2006	N/A

Barry J. Mullen (55) Chief Compliance Officer	Senior Vice President and Director of Compliance of Alger Management since May 2006. Formerly, Director of BlackRock, Inc. from 2004–2006; Vice President of J.P. Morgan Investment Management from 1996–2004.	2006	N/A

Anthony S. Caputo (53) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007	N/A

Sergio M. Pavone (47) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007	N/A

Ms. Alger and Mr. Chung are "interested persons" (as defined in the Investment Company Act) of the Fund because of their affiliations with Alger Management. No Director is a director of any public company except as may be indicated under "Principal Occupations."

CASTLE CONVERTIBLE FUND, INC.

ADDITIONAL INFORMATION (Unaudited) (Continued)

Investment Management Agreement Renewal

At an in-person meeting held on September 9, 2008, the Directors, including the Independent Directors, unanimously approved renewal of the Investment Advisory Agreement between the Fund and Alger Management (the "Agreement"). The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Directors drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of the Fund, (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Alger Inc. from their relationship with the Fund, and (iv) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee level in the Agreement reflects these economies of scale. These materials included an analysis of the Fund and Alger Management's services by Callan Associates Inc. ("Callan"), an independent consulting firm whose specialties include assistance to fund trustees and directors in their review of advisory contracts pursuant to section 15(c) of the 1940 Act. At the meeting, senior Callan personnel provided a presentation to the Directors based on the Callan materials.

In deciding whether to approve renewal of the Agreement, the Directors considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Fund.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Directors relied on their prior experience as Directors of the Fund, their familiarity with the personnel and resources of Alger Management and its affiliates, and the materials provided at the meeting. They noted that under the Agreement Alger Management is responsible for managing the investment operations of the Fund. They also noted that administrative, compliance, reporting and accounting services necessary for the conduct of the Fund's affairs are provided under the separate Administration Agreement. The Directors reviewed the background and experience of Alger Management's senior investment management personnel, including the individuals currently responsible for the investment operations of the Fund. They also considered the resources, operational structures and practices of Alger Management in managing the Fund's portfolio, as well as Alger Management's overall investment management business. The Directors concluded that Alger Management's experience, resources and strength in the areas of importance to the Fund are considerable. The Directors considered the level and depth of Alger

CASTLE CONVERTIBLE FUND, INC.

ADDITIONAL INFORMATION (Unaudited) (Continued)

Management's ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc. The Directors also considered the ongoing enhancements to the control and compliance environment at Alger Management and within the Fund. The Directors also considered data provided by Callan comparing the Fund's advisory fee and expense ratio with those of other convertible securities funds and noted that at June 30, 2008 the Fund's advisory fee was higher than the majority of the Callan reference group while the expense ratio for the Fund was well below the median.

INVESTMENT PERFORMANCE OF THE FUND

Drawing upon information provided at the meeting by Callan, the Directors noted that the Fund's performance had been uneven in recent years, but had shown clear improvement in 2008 to date, especially during the quarter ended June 30, 2008, when it outperformed its Callan benchmark and placed in the 30th percentile of its peers.

PROFITABILITY TO ALGER MANAGEMENT AND ITS AFFILIATES

The Directors considered the profitability of the Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability. The Directors reviewed previously-provided data on the Fund's profitability to Alger Management and its affiliates for the year ended June 30, 2008. The Directors discussed with representatives of Alger Management and Callan the methodologies used in computing the costs that formed the bases of the profitability calculations and then turned to the profitability data provided. After analysis and discussion, they concluded that, to the extent that Alger Management and its affiliate, Alger Shareholder Services, Inc., had profited from their relationships with the Fund, the profit margin in each case was not unacceptable.

ECONOMIES OF SCALE

On the basis of their discussions with management and their analysis of information provided at the meeting, the Directors determined that the nature of the Fund and its operations is such that Alger Management may realize economies of scale in the management of the Fund at some point if it grows in size, but that in light of the comparatively small size of the Fund and the likelihood that the Fund's size will not increase dramatically in the near term, adoption of breakpoints in the advisory fee, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them. Accordingly, the Directors requested that Alger Management address this topic with the Directors at future meetings.

OTHER BENEFITS TO ALGER MANAGEMENT

The Directors next considered whether Alger Management benefits in other ways from its relationship with the Fund. They noted that Alger Management receives a small amount of fees from the Fund under a shareholder administrative services agreement, which they had already considered in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Fund.

CASTLE CONVERTIBLE FUND, INC.

ADDITIONAL INFORMATION (Unaudited) (Continued)

As to other benefits received, the Directors decided that none were so significant as to render Alger Management's fee excessive.

CONCLUSIONS AND DETERMINATIONS

At the conclusion of these discussions, each of the Independent Directors expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the Fund's Investment Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

•  The Board concluded that the nature, extent and quality of the services provided by Alger Management are adequate and appropriate.

•  The Board was encouraged by the recent improvement in the Fund's performance and determined that the performance was satisfactory.

•  The Board concluded that the advisory fee paid to Alger Management was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management from the relationship with the Fund.

•  The Board determined that there were not at this time significant economies of scale to be realized by Alger Management in managing the Fund's assets but that, to the extent that material economies of scale should be realized in the future, the Board would seek to ensure that they were shared with the Fund.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined in each case that renewal of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Tax Information

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2008, 30.07% dividends paid from ordinary income qualified for the dividends received deduction for corporations. For the year ended October 31, 2008, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the maximum amount that may be considered qualified dividend income is $965,222.

Shareholders should not use the above information to prepare their tax returns. Since the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2008. Such notification, which will reflect the amount to be used by taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2009. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

CASTLE CONVERTIBLE FUND, INC.

ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Results

Special meetings of the Fund's shareholders were held on October 22, 2008. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one share held on the record date for the meeting.

Proposal 1—To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund, in exchange for the corresponding Acquiring Fund's Class A shares, having an aggregate net asset value equal to the value of the Fund's assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Class A shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its Class A shareholders, respectively, in liquidation of the Fund, after which the Fund will cease operations.

	# of Votes	% of Votes
For	1,480,851	72.8%
Against	46,809	2.3%
Abstain/Broker Non-Votes	506,772	24.9%
Total	2,034,432	100.0%

Proposal 2—To elect seven Directors of the Fund.

	# of Votes	% of Votes
Hilary M. Alger
For	1,943,417	95.5%
Withhold	91,015	4.5%
Total	2,034,432	100.0%
Charles F. Baird, Jr.
For	1,949,434	95.8%
Withhold	84,998	4.2%
Total	2,034,432	100.0%
Roger P. Cheever
For	1,949,262	95.8%
Withhold	85,170	4.2%
Total	2,034,432	100.0%

CASTLE CONVERTIBLE FUND, INC.

ADDITIONAL INFORMATION (Unaudited) (Continued)

	# of Votes	% of Votes
Lester L. Colbert, Jr.
For	1,947,627	95.7%
Withhold	86,805	4.3%
Total	2,034,432	100.0%
Stephen E. O'Neil
For	1,947,017	95.7%
Withhold	87,415	4.3%
Total	2,034,432	100.0%
David Rosenberg
For	1,949,434	95.8%
Withhold	84,998	4.2%
Total	2,034,432	100.0%
Nathan E. Saint-Amand
For	1,942,962	95.5%
Withhold	91,470	4.5%
Total	2,034,432	100.0%

Proxy Voting Policies

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling 1-800-992-3863 or by accessing the SEC's website at http://www.sec.gov.

Fund Holdings

The Fund's most recent month end portfolio holdings are available approximately sixty days after month end on the Fund's website at www.alger.com. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Fund's Forms N-Q is available online on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling 1-800-992-3863.

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CASTLE CONVERTIBLE FUND, INC.

111 Fifth Avenue
New York, NY 10003
(800) 992-3863

Investment Adviser

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company
c/o Computershare Financial Services
P.O. Box 43010
Providence, RI 02940-3010

This report was prepared for distribution to shareholders and to others who may be interested in current information concerning the Fund. It was not prepared for use, nor is it circulated in connection with any offer to sell, or solicitation of any offer to buy, any securities.

Go Paperless with Alger Electronic Delivery Service

Alger is pleased to provide you with the ability to access regulatory materials online. When documents such as prospectuses and annual and semi-annual reports are available, we'll send you an e-mail notification with a convenient link that will take you directly to the fund information on our website. To sign up for this free service, simply enroll at www.icsdelivery.com/alger.

CASTLE 103108

ITEM 2.  CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)         Not applicable.

(c)          The Registrant has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto whereby the code applies to officers of the registrant rather than officers of the investment advisor and other related entities.

(d)         The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)          Not applicable.

(f)            The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” director – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

October 31, 2008	$31,500
October 31, 2007	$30,000

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2008	$4,100
October 31, 2007	$3,260

d) All Other Fees:

October 31, 2008	$35,700
October 31, 2007	$21,200

Other fees include a debt analysis review and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2008	$282,950 and 15,068 Euros
October 31, 2007	$282,811 and 70,773 Euros

h) The audit committee of the board of directors has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee.    The members of the audit committee are:  Lester L. Colbert, Jr., Stephen E. O’Neil and Nathan E. Saint-Amand.

(b)  Not applicable

ITEM 6.  INVESTMENTS.

Not applicable

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has adopted the following Proxy Voting Policies and Procedures of its investment adviser, Fred Alger Management, Inc.

Fred Alger Management, Inc.

Proxy Voting Policies and Procedures

I.  Overview

Fred Alger Management, Inc. (“Alger”), an investment adviser registered under the Investment Advisers Act of 1940, as amended, has discretionary authority over its clients’ accounts and is responsible for voting proxies of securities held in certain client accounts. Alger views the responsibility its clients have entrusted to it seriously and has developed policies and procedures to ensure that proxies are voted in its clients’ best interests.

Rule 206(4)-6 of the Investment Advisers Act of 1940, requires that registered investment advisers, which have discretionary authority to vote the proxies held in their clients’ accounts, adopt and implement written policies and procedures reasonably designed to ensure that they vote proxies in the best interests of their clients; describe their proxy voting policies and procedures to their clients and upon request, provide copies of such policies and procedures; and disclose to clients how they may obtain information on how the investment adviser voted their proxies.

Rule 204-2 of the Investment Advisers Act of 1940, as amended, requires that registered investment advisers maintain records of their proxy voting policies and procedures; proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by the investment adviser that were material to making a voting decision.

II.    Proxy Voting Process

The Senior Vice President of Alger’s Account Administration Department is responsible for the overall supervision of the proxy voting process; setting up new accounts; determining the accounts for which Alger has proxy voting responsibilities; and maintaining appropriate proxy voting policies and procedures and records.

Pursuant to contractual agreements with Alger, certain clients authorize Alger to vote the proxies of securities held in the clients’ accounts and permit Alger to delegate its proxy voting authority on their behalf. Alger has delegated its proxy voting authority for such clients to Institutional Shareholder Services, Inc. (“ISS”), a leading proxy voting service provider, to vote the proxies in such accounts. ISS, a registered investment adviser, issues voting recommendations and casts votes on the proxies based strictly on the pre-determined voting guidelines described below. Other clients authorize Alger to vote proxies on their behalf, but do not permit Alger to delegate its proxy voting authority. In such cases, a designated Alger analyst determines how to vote the proxies based on the pre-determined voting guidelines. Additionally, some clients may have their own specific proxy voting guidelines. For such clients, a designated Alger analyst determines the votes for these accounts in accordance with the clients’ specific voting guidelines based on ISS’ recommendations or delegates the voting authority to ISS, based on the clients’ instructions.

Alger maintains records of its proxy voting policies and procedures. Alger or ISS, on Alger’s behalf, maintains records of proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by the respective investment adviser that were material to making a voting decision. Such records will be maintained in an easily accessible place for a period of not less than 5 years in an appropriate office of Alger or ISS. In the event that ISS maintains such records, ISS will provide such records to Alger promptly, upon Alger’s request.

III.  Conflicts of Interest

ISS issues voting recommendations and casts proxy votes strictly in accordance with pre-determined proxy voting guidelines, which Alger believes are in the best interests of its clients. ISS will recuse itself from voting proxies when it has a material conflict of interest with the company whose proxies are at issue. In such cases, a designated Alger analyst will vote those proxies strictly in accordance with pre-determined proxy voting guidelines with due consideration for the clients’ best interests. The designated Alger analyst is required to certify in writing that to the best of his knowledge and belief, neither he nor Alger have a material conflict of interest with the company whose proxies are at issue. If a material conflict of interest exists, the voting determination is made by the Alger Proxy Voting Committee, composed of Alger’s Senior Vice President of Compliance, Alger’s Senior Vice President of Account Administration and an Alger Senior Analyst.

The adherence to pre-determined proxy voting guidelines by Alger and ISS and the establishment of the Alger Proxy Voting Committee help avoid conflicts of interests and help ensure that proxy votes are cast in accordance with the best interests of Alger’s clients. Additionally, Alger monitors ISS’ proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of its clients.

IV.  Client Disclosure

Alger will provide its clients with a description of its proxy voting policies and procedures; disclose to clients that they may obtain the actual proxy voting policies and procedures by accessing Alger’s website, http://www.alger.com or by calling toll-free, (800) 223-3810; and disclose to clients that they may obtain information about how the investment adviser voted their proxies by calling toll-free, (800) 223-3810. Such description and disclosure will be provided by mail. New clients will be provided with the description and disclosure along with their account application. The Senior Vice President of Alger’s Account Administration Department will provide clients with records of how the investment adviser voted their proxies, upon request.

V.  Proxy Voting Guidelines

The following are the pre-determined proxy voting guidelines used by Alger and ISS in making proxy-voting decisions for client accounts.

1. Operational Issues

Adjourn Meeting:

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Amend Quorum Requirements:

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, unless there are compelling reasons to support the proposal.

Amend Minor Bylaws:

Vote FOR bylaw or charter changes that are of a housekeeping nature (i.e. updates or corrections).

Change Company Name:

Vote FOR proposals to change the corporate name.

Change Date, Time or Location of Annual Meeting:

Vote FOR management proposals to change the date, time or location of the annual meeting, unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time or location of the annual meeting, unless the current scheduling or location is unreasonable.

Ratifying Auditors:

Vote FOR proposals to ratify auditors, unless any of the following apply:

• An auditor has a financial interest in or association with the company and is, therefore, not independent

• Fees for non-audit services are excessive, or

• There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

Transact Other Business:

Vote AGAINST proposals to approve other business when it appears as a voting item.

2. Board of Directors Issues:

Voting on Director Nominees in Uncontested Elections:

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and keyboard committees, attendance at board meetings, corporate governance provisions takeover activity, long-term company performance relative to a market index directors’ investment in the company, whether the chairman is also serving as CEO and whether a retired

CEO sits on the board. However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

•                  Attend less than 75 percent of the board and committee meetings without a valid excuse

•                  Implement or renew a dead-hand or modified dead-hand poison pill

•                  Ignore a shareholder proposal that is approved by a majority of the shares outstanding

•                  Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

•                  Failed to act on takeover offers where the majority of the shareholders tendered their shares

•                  Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

•                  Are inside directors or affiliated outsiders and the full board serves as the audit, compensation or nominating committee or the company does not have one of these committees

•                  Are audit committee members and the non-audit fees paid to the auditor are excessive

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to WITHHOLD votes.

Age Limits:

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Board Size:

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board:

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting:

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Director and Officer Indemnification and Liability Protection:

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•                  The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

•                  Only if the director’s legal expenses would be covered

Establish/Amend Nominee Qualifications:

Vote CASE-BY-CASE on proposals that establish or amend director qualifications.

Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors:

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO):

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

•                  Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

•                  Majority of independent directors on board

•                  All-independent key committees

•                  Committee chairpersons nominated by the independent directors

•                  CEO performance reviewed annually by a committee of outside directors

•                  Established governance guidelines

•                  Company performance

Majority of Independent Directors/Establishment of Committees:

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Stock Ownership Requirements:

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Term Limits:

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. Proxy Contest Issues

Voting for Director Nominees in Contested Elections:

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

•                  Long-term financial performance of the target company relative to its industry; management’s track record

•                  Background to the proxy contest

•                  Qualifications of director nominees (both slates)

•                  Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions

Reimbursing Proxy Solicitation Expenses:

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BYCASE basis. In cases where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

Confidential Voting:

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. Anti-Takeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations:

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws Without Shareholder Consent:

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills:

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

Shareholder Ability to Act by Written Consent:

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings:

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements:

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote equirements.

5. Mergers and Corporate Restructuring Issues

Appraisal Rights:

Vote FOR proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases:

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•                  Purchase price

•                  Fairness opinion

•                  Financial and strategic benefits

•                  How the deal was negotiated

•                  Conflicts of interest

•                  Other alternatives for the business

•                  Noncompletion risk

Asset Sales:

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

•                  Impact on the balance sheet/working capital

•                  Potential elimination of diseconomies

•                  Anticipated financial and operating benefits

•                  Anticipated use of funds

•                  Value received for the asset

•                  Fairness opinion

•                  How the deal was negotiated

•                  Conflicts of interest

Bundled Proposals:

Review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities:

Votes on proposals regarding conversion of securities are determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans:

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•                  Dilution to existing shareholders’ position

•                  Terms of the offer

•                  Financial issues

•                  Management’s efforts to pursue other alternatives

•                  Control issues

•                  Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company:

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•                  The reasons for the change

•                  Any financial or tax benefits

•                  Regulatory benefits

•                  Increases in capital structure

•                  Changes to the articles of incorporation or bylaws of the company

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•                  Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

•                  Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts):

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered and noncompletion risk.

Joint Ventures:

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives and noncompletion risk.

Liquidations:

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition:

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•                  Prospects of the combined company; anticipated financial and operating benefits

•                  Offer price

•                  Fairness opinion

•                  How the deal was negotiated

•                  Changes in corporate governance

•                  Change in the capital structure

•                  Conflicts of interest

Private Placements/Warrants/Convertible Debentures:

Votes on proposals regarding private placements should be determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders’ position, terms of the offer, financial issues, management’s efforts to pursue other alternatives, control issues and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spin-Offs:

Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

•                  Tax and regulatory advantages

•                  Planned use of the sale proceeds

•                  Valuation of spin-off

•                  Fairness opinion

•                  Benefits to the parent company

•                  Conflicts of interest

•                  Managerial incentives

•                  Corporate governance changes

•                  Changes in the capital structure

Value Maximization Proposals:

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder Value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management; strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. State of Incorporation Issues

Control Share Acquisition Provisions:

Vote FOR proposals to opt out of control share acquisition statutes, unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions:

Vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions:

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions:

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions:

Vote FOR proposals to opt out of state freezeout provisions.

Greenmail:

Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments. Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals:

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions:

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

State Anti-Takeover Statutes:

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

7. Capital Structure Issues

Adjustments to Par Value of Common Stock:

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization:

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-Class Stock:

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•                  It is intended for financing purposes with minimal or no dilution to current shareholders

•                  It is not designed to preserve the voting power of an insider or significant shareholder

Issue Stock for Use with Rights Plan:

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Preemptive Rights:

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base and the liquidity of the stock.

Preferred Stock:

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock).

Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization:

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest and other alternatives considered.

Reverse Stock Splits:

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BYCASE basis using a model developed by ISS.

Share Repurchase Programs:

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends:

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock:

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans and other alternatives such as spin-off.

8. Executive and Director Compensation Issues

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. ISS’ methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

ISS’ model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

•                  Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

•                  Cash compensation, and

•                  Categorization of the company as emerging, growth or mature

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Director Compensation:

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

Stock Plans in Lieu of Cash:

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Director Retirement Plans:

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options:

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•                  Historic trading patterns

•                  Rationale for the repricing

•                  Value-for-value exchange

•                  Option vesting

•                  Term of the option

•                  Exercise price

•                  Participation

Employee Stock Purchase Plans:

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•                  Purchase price is at least 85 percent of fair market value

•                  Offering period is 27 months or less, and

•                  Potential voting power dilution (VPD) is ten percent or less

Vote AGAINST employee stock purchase plans where any of the following apply:

•                  Purchase price is less than 85 percent of fair market value, or

•                  Offering period is greater than 27 months, or

•                  VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals:

(OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASEBY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs):

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

401(k) Employee Benefit Plans:

Vote FOR proposals to implement a 401 (k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay:

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry and long-term corporate outlook.

Option Expensing:

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Performance-Based Stock Options:

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced and performance-vested options), taking into account:

• Whether the proposal mandates that all awards be performance-based

• Whether the proposal extends beyond executive awards to those of lower-ranking employees

• Whether the company’s stock-based compensation plans meet ISS’ SVT criteria and do not violate ISS’ repricing guidelines

Golden and Tin Parachutes:

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

•                  The parachute should be less attractive than an ongoing employment opportunity with the firm

•                  The triggering mechanism should be beyond the control of management

•                  The amount should not exceed three times base salary plus guaranteed benefits

9. Social and Environmental Issues

Consumer Issues and Public Safety

Animal Rights

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

•                  The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products)

•                  The availability and feasibility of alternatives to animal testing to ensure product Safety, and

•                  The degree that competitors are using animal-free testing. Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•                  The company has already published a set of animal welfare standards and monitors compliance

•                  The company’s standards are comparable to or better than those of peer firms, and

•                  There are no serious controversies surrounding the company’s treatment of animals

Drug Pricing:

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

•                  Whether the proposal focuses on a specific drug and region

•                  Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending and harm to competitiveness

•                  The extent that reduced prices can be offset through the company’s marketing budget without affecting R&D spending

•                  Whether the company already limits price increases of its products

•                  Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

•                  The extent that peer companies implement price restraints

Genetically Modified Foods:

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company’s products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

•                  The costs and feasibility of labeling and/or phasing out

•                  The nature of the company’s business and the proportion of it affected by the proposal

•                  The proportion of company sales in markets requiring labeling or GMO-free products

•                  The extent that peer companies label or have eliminated GMOs

•                  Competitive benefits, such as expected increases in consumer demand for the company’s products

•                  The risks of misleading consumers without federally mandated, standardized labeling

•                  Alternatives to labeling employed by the company

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company’s products.

Such resolutions presuppose that there are proven health risks to GMOs-an issue better left to federal regulators-which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company’s products, taking into account:

•                  The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution

•                  The extent that peer companies have eliminated GMOs

•                  The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

•                  Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

•                  The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company’s strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

Handguns:

Generally vote AGAINST requests for reports on a company’s policies aimed at curtailing gun violence in the United States, unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

Predatory Lending:

Vote CASE-BY-CASE on requests for reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

•                  Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

•                  Whether the company has adequately disclosed the financial risks of its subprime business

•                  Whether the company has been subject to violations of lending laws or serious lending controversies

•                  Peer companies’ policies to prevent abusive lending practices

Tobacco:

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

•                  Whether the company complies with all local ordinances and regulations

•                  The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness

•                  The risk of any health-related liabilities

Advertising to youth:

•                  Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

•                  Whether the company has gone as far as peers in restricting advertising

•                  Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

•                  Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

•                  The percentage of the company’s business affected

•                  The economic loss of eliminating the business versus any potential tobacco-related liabilities

Spin-off tobacco-related businesses:

•                  The percentage of the company’s business affected

•                  The feasibility of a spin-off

•                  Potential future liabilities related to the company’s tobacco business

Stronger Product Warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in Tobacco Stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Environment and Energy

Arctic National Wildlife Refuge:

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

•                  Whether there are publicly available environmental impact reports

•                  Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills, and

•                  The current status of legislation regarding drilling in ANWR

CERES Principles:

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

•                  The company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

•                  The company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions and accidental spills Environmentally conscious practices of peer companies, including endorsement of CERES

•                  Costs of membership and implementation

Environmental Reports:

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming:

Generally vote FOR reports on the level of greenhouse gas emissions from the company’s operations and products, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business. However, additional reporting may be warranted if:

•                  The company’s level of disclosure lags that of its competitors, or

•                  The company has a poor environmental track record, such as violations of federal and state regulations

Recycling:

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

•                  The nature of the company’s business and the percentage affected

•                  The extent that peer companies are recycling

•                  The timetable prescribed by the proposal

•                  The costs and methods of implementation

•                  Whether the company has a poor environmental track record, such as violations of federal and state regulations

Renewable Energy:

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

•                  The nature of the company’s business and the percentage affected

•                  The extent that peer companies are switching from fossil fuels to cleaner sources

•                  The timetable and specific action prescribed by the proposal

•                  The costs of implementation

•                  The company’s initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business.

General Corporate Issues

Link Executive Compensation to Social Performance:

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

•                  The relevance of the issue to be linked to pay

•                  The degree that social performance is already included in the company’s pay structure and disclosed

•                  The degree that social performance is used by peer companies in setting pay

•                  Violations or complaints filed against the company relating to the particular social performance measure

•                  Artificial limits sought by the proposal, such as freezing or capping executive pay

•                  Independence of the compensation committee

•                  Current company pay levels

Charitable/Political Contributions:

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•                  The company is in compliance with laws governing corporate political activities, and

•                  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive

Vote AGAINST proposals to report or publish in newspapers the company’s political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor Standards and Human Rights

China Principles:

Vote AGAINST proposals to implement the China Principles unless:

•                  There are serious controversies surrounding the company’s China operations, and

•                  The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO)

Country-Specific Human Rights Reports:

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:

•                  The nature and amount of company business in that country

•                  The company’s workplace code of conduct

•                  Proprietary and confidential information involved

•                  Company compliance with U.S. regulations on investing in the country

•                  Level of peer company involvement in the country

International Codes of ConductNendor Standards:

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

•                  The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

•                  Agreements with foreign suppliers to meet certain workplace standards

•                  Whether company and vendor facilities are monitored and if so, how

•                  Company participation in fair labor organizations

•                  Type of business

•                  Proportion of business conducted overseas

•                  Countries of operation with known human rights abuses

•                  Whether the company has been recently involved in significant labor and human rights controversies or violations

•                  Peer company standards and practices

•                  Union presence in company’s international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

•                  The company does not operate in countries with significant human rights violations

•                  The company has no recent human rights controversies or violations, or

•                  The company already publicly discloses information on its vendor standards compliance

MacBride Principles:

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

•                  Company compliance with or violations of the Fair Employment Act of 1989

•                  Company antidiscrimination policies that already exceed the legal requirements

•                  The cost and feasibility of adopting all nine principles

•                  The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

•                  The potential for charges of reverse discrimination

•                  The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

•                  The level of the company’s investment in Northern Ireland

•                  The number of company employees in Northern Ireland

•                  The degree that industry peers have adopted the MacBride Principles

•                  Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles

Military Business

Foreign Military Sales/Offsets:

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs:

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

•                  Whether the company has in the past manufactured landmine components

•                  Whether the company’s peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

•                  What weapons classifications the proponent views as cluster bombs

•                  Whether the company currently or in the past has manufactured cluster bombs or their components

•                  The percentage of revenue derived from cluster bomb manufacture

•                  Whether the company’s peers have renounced future production

Nuclear Weapons:

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses and withdrawal from these contracts could have a negative impact on the company’s business.

Spaced-Based Weaponization:

Generally vote FOR reports on a company’s involvement in spaced-based weaponization, unless:

•                  The information is already publicly available, or

•                  The disclosures sought could compromise proprietary information

Workplace Diversity

Board Diversity:

Generally vote FOR reports on the company’s efforts to diversify the board, unless:

•                  The board composition is reasonably inclusive in relation to companies of similar size and business, or

•                  The board already reports on its nominating procedures and diversity initiatives

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

•                  The degree of board diversity

•                  Comparison with peer companies

•                  Established process for improving board diversity

•                  Existence of independent nominating committee

•                  Use of outside search firm

•                  History of EEO violations

Equal Employment Opportunity (EEO):

Generally vote FOR reports outlining the company’s affirmative action initiatives, unless all of the following apply:

•                  The company has well-documented equal opportunity programs

•                  The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

•                  The company has no recent EEO-related violations or litigation

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling:

Generally vote FOR reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

•                  The composition of senior management and the board is fairly inclusive

•                  The company has well-documented programs addressing diversity initiatives and leadership development

•                  The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

•                  The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation:

Vote CASE-BY-CASE on proposals to amend the company’s EEO policy to include sexual orientation, taking into account:

•                  Whether the company’s EEO policy is already in compliance with federal, state and local laws

•                  Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

•                  The industry norm for including sexual orientation in EEO statements

•                  Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. Mutual Fund Proxy Issues

Election of Directors:

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

•                  Board structure

•                  Director independence and qualifications

•                  Attendance at board and committee meetings

Votes should be withheld from directors who:

•                  Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•                  Ignore a shareholder proposal that is approved by a majority of shares outstanding

•                  Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

•                  Are interested directors and sit on the audit or nominating committee, or

•                  Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees

Convert Closed-end Fund to Open-end Fund:

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•                  Past performance as a closed-end fund

•                  Market in which the fund invests

•                  Measures taken by the board to address the discount

•                  Past shareholder activism, board activity

•                  Votes on related proposals

Proxy Contests:

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

•                  Past performance relative to its peers

•                  Market in which fund invests

•                  Measures taken by the board to address the issues

•                  Past shareholder activism, board activity and votes on related proposals

•                  Strategy of the incumbents versus the dissidents

•                  Independence of directors

•                  Experience and skills of director candidates

•                  Governance profile of the company

•                  Evidence of management entrenchment

Investment Advisory Agreements:

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

•                  Proposed and current fee schedules

•                  Fund category/investment objective

•                  Performance benchmarks

•                  Share price performance compared to peers

•                  Resulting fees relative to peers

•                  Assignments (where the adviser undergoes a change of control)

Approve New Classes or Series of Shares:

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

•                  Stated specific financing purpose

•                  Possible dilution for common shares

•                  Whether the shares can be used for anti-takeover purposes

1940 Act Policies:

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

•                  Potential competitiveness

•                  Regulatory developments

•                  Current and potential returns

•                  Current and potential risk

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Change Fundamental Restriction to Nonfundamental Restriction:

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

•                  The fund’s target investments

•                  The reasons given by the fund for the change

•                  The projected impact of the change on the portfolio

Change Fundamental Investment Objective to Nonfundamental:

Vote AGAINST proposals to change a fund’s fundamental investment objective to nonfundamental.

Name Change Proposals:

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

•                  Political/economic changes in the target market

•                  Consolidation in the target market

•                  Current asset composition

Change in Fund’s Subclassification:

Votes on changes in a fund’s subclassification should be determined on a CASE-BYCASE basis, considering the following factors:

•                  Potential competitiveness

•                  Current and potential returns

•                  Risk of concentration

•                  Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•                  Strategies employed to salvage the company

•                  The fund’s past performance

•                  Terms of the liquidation

Changes to the Charter Document:

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

•                  The degree of change implied by the proposal

•                  The efficiencies that could result

•                  The state of incorporation

•                  Regulatory standards and implications

Vote AGAINST any of the following changes:

•                  Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

•                  Removal of shareholder approval requirement for amendments to the new declaration of trust

•                  Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

•                  Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares

•                  Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

•                  Removal of shareholder approval requirement to change the domicile of the fund

Change the Fund’s Domicile:

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

•                  Regulations of both states

•                  Required fundamental policies of both states

•                  Increased flexibility available

Authorize the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements:

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•                  Fees charged to comparably sized funds with similar objectives

•                  The proposed distributor’s reputation and past performance

•                  The competitiveness of the fund in the industry

•                  Terms of the agreement

Master-Feeder Structure:

Vote FOR the establishment of a master-feeder structure.

Mergers:

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•                  Resulting fee structure

•                  Performance of both funds

•                  Continuity of management personnel

•                  Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Proxy Solicitation Expenses:

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BYCASE basis. In cases where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

Shareholder Proposals to Terminate Investment Adviser:

Vote to terminate the investment adviser on a CASE-BY-CASE basis, considering the following factors:

•                  Performance of the fund’s NAV

•                  The fund’s history of shareholder relations

•                  The performance of other funds under the adviser’s management

V. How to Obtain Further Information

Clients may obtain Fred Alger Management, Inc.’s Proxy Voting Policies and Procedures by accessing Alger’s website, http://www.alger.com or by calling toll-free, (800) 223-3810. Clients may obtain information about how the investment adviser voted proxies by calling toll-free, (800) 223-3810. These materials will be mailed to clients upon request.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1)               Name – John A. Curry

Title – Vice President, Portfolio Manager

Length of Service – 3 years

Business Experience Last 5 Years - John Curry is Vice President and Portfolio Manager responsible for the fixed-income portion of Alger’s Balanced Funds. He is also the Portfolio Manager of the Alger Money Market Fund and the Castle Convertible Fund. John joins Alger after serving as Vice President at Janney Montgomery Scott, LLC and as Portfolio Manager of Whitehall Asset Management’s fixed-income institutional and retail assets. During his tenure at Whitehall, from March 1999-March 2003, John was responsible for credit selection, portfolio structure and duration determinations across all fixed-income sectors.

Information is as of – January 01, 2008

(a) (2)     (i) John A. Curry

(a) (2)     (ii) (A) Registered Management Investment Companies

The portfolio manager is responsible for 3 additional Registered Management Companies and manages $162,855,885.73 in total assets.

(B) Other Pooled Investment Vehicles

Not Applicable

(C) Other Accounts

The portfolio manager is responsible for 1 account with total assets of $4,550,343.58.

(a) (2) (iii)

Not Applicable

(a) (2) (iv)

Not Applicable

(a) (3)                                              The firms investment professionals are compensated through salary and incentive bonuses. Portfolio Managers receive an incentive bonus that is based upon individual productivity, their overall contribution to the firm’s efforts and the performance of our investment products. Portfolio Manager compensation is not fixed, nor is it based on pre- or after-tax performance, nor is any benchmark index used in its determination.

(a) (4)

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s last fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODEETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Castle Convertible Fund, Inc.

By:	/s/Dan C. Chung

Dan C. Chung

President

Date:  December 15, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: December 15, 2008

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: December 15, 2008